Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.24BU

ONE HUNDRED TWENTY-FOURTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This One Hundred Twenty-fourth Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”), and Charter Communications Holding Company, LLC, as successor in interest to Time Warner Cable Inc. (“Customer”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to the Agreement, as more particularly described in that certain One Hundred Eighth Amendment to the Agreement, effective as of July 19, 2016 (CSG document no. 4111838) (the “108th Amendment”), and extended pursuant to that certain One Hundred Fourteenth Amendment effective as of January 17, 2017 (CSG document no. 4114078) (the “114th Amendment”) and further extended pursuant to that certain One Hundred Fifteenth Amendment effective as of February 14, 2017 (CSG document no. 4114929), (the “115th Amendment”), that certain One Hundred Sixteenth Amendment effective as of March 9, 2017 (CSG document no. 4115066) (the “116th Amendment”), that certain One Hundred Eighteenth Amendment effective as of April 3, 2017 (CSG document no. 4115586) (the “118th Amendment”), and that certain One Hundred Nineteenth Amendment effective as of April 28, 2017 (CSG document no. 4115858) (the “119th Amendment”), that One Hundred Twenty-second Amendment effective as of May 30, 2017 (CSG document no. 4116365) (the “124th Amendment”) and, together with the 108th Amendment, the 114th Amendment, the 115th Amendment the 116th Amendment, the 118th Amendment, the 119th Amendment and the 122nd Amendment (collectively, the “Amendments”), CSG and Customer agreed that the Connected Subscribers in the Charter Agreement (as defined in the Amendments) will be used for the purpose of determining the total number of Connected Subscribers, combined, under this Agreement and the Charter Agreement, for the limited purposes described therein for the period from ****** ** ****, through **** *** **** (the “******** ********* ********** Period”); and

Whereas, as a result of discussions between the parties, the parties agree to amend the terms of the ******** ********* ********** Period; and

WHEREAS, pursuant to agreement of the parties, the ******** ********* ********** Period is granted by CSG to Customer in order for CSG and Customer to finalize terms of an agreement between the parties for provision by CSG and consumption by Customer of the Products and Services identified as that certain “Charter Consolidated Master Subscriber Management System Agreement” to be agreed upon and executed by and between CSG and Customer (CSG document no. 4114281).

Now, therefore, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

1.    Subject to execution by Customer of the Charter Consolidated Master Subscriber Management System Agreement on or before close of business **** *** ****, and upon execution by Customer and CSG of this Amendment and pursuant to the terms and conditions of the Agreement, which includes the Amendments, CSG and Customer agree that the ******** ********* ********** Period shall be amended such that the ******** ********* ********** Period shall commence as of ****** ** ****, and shall continue through **** *** **** (the “Amended ******** ********* ********** Period”).  In the event CSG and Customer have not executed the Charter Consolidated Master Subscriber Management System Agreement by **** *** ****, the Amended ******** ********* ********** Period shall expire **** *** ****, and Customer shall be invoiced based upon volumes under the respective agreements for which CSG products and services are being provided.

THIS AMENDMENT is executed as of the day and year last signed below (the “Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory L. Cannon
Title: SVP – Billing Strategy + Operations	Title: SVP, Secretary & General Counsel
Date: 6/28/2017	Date: 6/29/17